EXHIBIT 3.41











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                                     BYLAWS

                                       OF

                            AMERIVISION OUTDOOR, INC.






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                                TABLE OF CONTENTS

SECTION                             CAPTION                                                  PAGE

                                ARTICLE I - Meetings of Shareholders........................... 1

Section 1      Annual Meeting...................................................................1
Section 2      Special Meetings................................................................ 1
Section 3      Place............................................................................1
Section 4      Action by Shareholders Without a Meeting.........................................1
Section 5      Notice of Meeting................................................................2
Section 6      Notice of Adjourned Meetings.....................................................2
Section 7      Waiver of Notice.................................................................3
Section 8      Record Date......................................................................3
Section 9      Shareholders' List for Meeting...................................................3
Section 10     Voting Entitlement of Shares.....................................................4
Section 11     Proxies..........................................................................4
Section 12     Shareholder Quorum and Voting....................................................5
Section 13     Voting Trusts....................................................................5
Section 14     Shareholders' Agreements.........................................................5

                                ARTICLE II - Directors..........................................6

Section 1      General Powers...................................................................6
Section 2      Qualifications of Directors......................................................6
Section 3      Number...........................................................................6
Section 4      Election and Term................................................................6
Section 5      Vacancy on Board.................................................................6
Section 6      Removal of Directors by Shareholders.............................................6
Section 7      Compensation.....................................................................7
Section 8      Presumption of Assent............................................................7
Section 9      Directors' Meetings..............................................................7
Section 10     Notice of Meetings...............................................................7
Section 11     Waiver of Notice.................................................................7
Section 12     Quorum and Voting................................................................7
Section 13     Action by Directors Without a Meeting............................................7
Section 14     Adjournments.....................................................................8
Section 15     Participation by Conference Telephone............................................8

                                ARTICLE III - Committees........................................8

Section 1      Executive and Other Committees...................................................8



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                                ARTICLE IV - Officers...........................................9

Section 1      Officers, Election and Terms of Office...........................................9
Section 2      Resignation and Removal of Officers..............................................9
Section 3      Vacancies........................................................................9
Section 4      Chairman of the Board............................................................9
Section 5      President.......................................................................10
Section 6      Vice President..................................................................10
Section 7      Secretary.......................................................................10
Section 8      Treasurer.......................................................................11
Section 9      Delegation of Duties............................................................11

                                ARTICLE V - Stock Certificates.................................11

Section 1      Issuance........................................................................11
Section 2      Signatures; Form................................................................11
Section 3      Transfer of Stock...............................................................12
Section 4      Lost Certificates...............................................................12

                                ARTICLE VI - Distributions.....................................13

                                ARTICLE VII - Corporate Records; Shareholders'
                                        Inspection Rights; Financial Information...............13

Section 1      Corporate Records...............................................................13
Section 2      Shareholders' Inspection Rights.................................................14
Section 3      Financial Statements for Shareholders...........................................14
Section 4      Other Reports to Shareholders...................................................15

                                ARTICLE VIII - Indemnification.................................13

Section 1      Definitions.....................................................................15
Section 2      Indemnification of Officers, Directors,
                 Employees and Agents..........................................................16

                                ARTICLE VII - General Provisions...............................19

Section 1      Fiscal Year.....................................................................19
Section 2      Seal............................................................................19
Section 3      Amendment of Bylaws.............................................................19

                                CERTIFICATE OF ADOPTION........................................20




                                       ii

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                                     BYLAWS
                                       OF
                            AMERIVISION OUTDOOR, INC.



                                    ARTICLE I
                                    ---------

                             MEETING OF SHAREHOLDERS
                             -----------------------

         SECTION 1.  ANNUAL MEETING.  The annual meeting of the  shareholders of
         ---------   --------------
this  Corporation  shall be held following the end of the  Corporation's  fiscal year at such time as shall be determined  by the Board of Directors.  The annual meeting shall be held for the election of directors of the  Corporation  and the transaction of any business which may be brought before the meeting.  The annual meeting of the  shareholders  for any year shall be held no later than  thirteen months after the last preceding annual meeting of  shareholders.  The failure to hold the annual  meeting at the time stated shall not affect the validity of any corporate  action  and  shall not work a  forfeiture  of or  dissolution  of the
Corporation. Annual meetings shall be held at the Corporation's principal office unless stated otherwise in the notice of the annual meeting.

         SECTION 2. SPECIAL MEETINGS. Special meetings of the shareholders shall
         ---------  ----------------
be held  when  directed  by the  President  or the Board of  Directors,  or when requested  in  writing  by the  holders  of not less  than 10% of all the  votes entitled  to be cast on any issue  proposed  to be  considered  at the  proposed special meeting.  A meeting requested by shareholders shall be called for a date not less than 10 nor more than 60 days after the  request is made.  The call for the meeting shall be issued by the Secretary, unless the President, the Board of
Directors, or shareholders requesting the calling of the meeting shall designate another  person to do so.  Only  business  within the purpose of the notice of a special meeting, as provided in Section 5 of this Article I, may be conducted at a special meeting.

         SECTION 3. PLACE. Meetings of shareholders may be held either within or
         ---------  -----
without  the  State  of  Florida.  Unless  otherwise  directed  by the  Board of
Directors,  meetings of the shareholders  shall be held at the principal offices of the Corporation in the State of Florida.

         SECTION 4.  ACTION BY  SHAREHOLDERS  WITHOUT A MEETING.  Action that is
         ---------   ------------------------------------------
required  or  permitted  to  be  taken  at  an  annual  or  special  meeting  of shareholders may be taken without a meeting, without prior notice, and without a vote if such action is evidenced by one or more written consents,  setting forth the action taken,  dated and signed by the holders of outstanding stock entitled to vote thereon  having not less than the minimum  number of votes that would be necessary  to  authorize  or take such  action at a meeting  at which all shares entitled  to  vote  thereon  were  present  and  voted,  and  delivered  to  the
Corporation  by delivery to its  principal  office in the State of Florida,  its principal  place of business,  the corporate  secretary,  or another  officer or agent of the  Corporation  having  custody of the book in which  proceedings  of


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meetings of shareholders are recorded.  No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent delivered in the manner required by this Section, written consent signed by the number of holders required to take action is delivered to the Corporation by delivery as set forth in this Section.

         Any written consent may be revoked prior to the date that the Corporation receives the required number of consents to authorize the proposed action. No revocation shall be effective unless in writing and until received by the Corporation at its principal office in this State or its principal place of business, or received by the corporate secretary or other officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded.

         Within 10 days after obtaining such authorization by written consent, notice shall be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenters' rights are provided under Florida law, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of Florida law regarding the rights of dissenting shareholders.

         A consent signed under this Section has the effect of a meeting vote and may be described as such in any document.

         Whenever action is taken pursuant to this Section, the written consent of the shareholders consenting thereto or the written reports of inspectors appointed to tabulate such consents shall be filed with the minutes of proceedings of shareholders.

         SECTION 5. NOTICE OF MEETING. The Corporation shall notify shareholders
         ---------  -----------------
in writing of the date, time, and place of each annual and special shareholders'
meeting no fewer than 10 or more than 60 days before the meeting date. Notice of a  shareholders'  meeting may be communicated or delivered to any shareholder in person, or by teletype, telegraph or other form of electronic communication,  or by mail, by or at the direction of the President,  the Secretary, or the officer or persons  calling the meeting.  If notice is mailed,  it shall be deemed to be delivered when deposited in the United States mail addressed to the  shareholder at his  address as it appears on the stock  transfer  books of the  Corporation, with postage thereon prepaid.

         SECTION  6.  NOTICE OF  ADJOURNED  MEETINGS.  When an annual or special
         ----------   ------------------------------
shareholders'  meeting is adjourned to a different date,  time or place,  notice need not be given of the new date,  time or place if the new date, time or place is announced at the meeting before an adjournment is taken, and any business may be transacted at the  adjourned  meeting that might have been  transacted on the original date of the meeting.  If,  however,  after the adjournment the Board of
Directors  fixes a new record date for the  adjourned  meeting,  a notice of the


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adjourned  meeting must be given to persons who are  shareholders  as of the new record date who are entitled to notice of the meeting.

         SECTION  7.  WAIVER OF  NOTICE.  A  shareholder  may  waive any  notice
         ----------   -----------------
required by the Articles of Incorporation or Bylaws before or after the date and time  stated in the  notice.  The waiver  must be in  writing,  be signed by the shareholder  entitled to the notice,  and be  delivered to the  Corporation  for inclusion in the minutes or filing with the corporate  records.  Attendance by a shareholder at a meeting waives  objection to lack of notice or defective notice of the meeting,  unless the  shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

         SECTION 8. RECORD DATE. For the purpose of determining the shareholders
         ---------  -----------
entitled to notice of a shareholders'  meeting,  to demand a special meeting, to vote,  or to take any other  action,  the Board of Directors  may fix the record date for any such determination of shareholders.

         The record date for determining shareholders entitled to demand a special meeting shall be the date the first shareholder delivers such a demand to the Corporation. The record date for determining shareholders entitled to take action without a meeting shall be the date the first signed written consent is delivered to the Corporation under Section 4 of this Article. A record date for purposes of this Section may not be more than 70 days before the meeting or action requiring a determination of shareholders.

         If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

         When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

         SECTION 9.  SHAREHOLDERS' LIST FOR MEETING.  After fixing a record date
         ---------   ------------------------------
for a meeting,  the Corporation  shall prepare an alphabetical list of the names of all its shareholders  who are entitled to notice of a shareholders'  meeting, arranged  by voting  group  with the  address  of,  and the number and class and series,  if any,  of  shares  held by  each.  The  shareholders'  list  shall be available for inspection by any shareholder for a period of 10 days prior to the meeting or such shorter  time as exists  between the record date and the meeting and continuing  through the meeting at the Corporation's  principal office, at a place  identified  in the meeting  notice in the city where the meeting  will be held,  or at the office of the  Corporation's  transfer  agent or  registrar.  A shareholder  or his agent or attorney  is entitled on written  demand to inspect


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the list, during regular business hours and at the shareholder's expense, during the period it is available for inspection.

         The Corporation shall make the shareholders' list available at the meeting, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

         SECTION 10. VOTING ENTITLEMENT OF SHARES.  Except as provided otherwise
         ----------  ----------------------------
in the Articles of Incorporation or herein,  each outstanding share,  regardless of class, is entitled to one vote on each matter  submitted to vote at a meeting of the  shareholders.  Shares  standing  in the  name  of  another  Corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of the corporate  shareholder may prescribe or, in the absence of any applicable provision, by such person as the board of directors of the corporate shareholder may designate.  In the absence of any such designation or in case of conflicting designation by the corporate shareholder, the President, any Vice President, the
Secretary, and the Treasurer of the corporate shareholder,  in that order, shall be presumed to be fully authorized to vote such shares.

         Shares entitled to vote held by an administrator, executor, guardian, personal representative, or conservator may be voted by such person, either in person or by proxy, without a transfer of such shares into such person's name.
Shares standing in the name of a trustee may be voted by such person, either in person or by proxy, but no trustee shall be entitled to vote shares held by such person without a transfer of such shares into such person's name or the name of such person's nominee.

         Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by him without the transfer thereof into his name.

         Nothing herein contained shall prevent trustees or other fiduciaries holding shares registered in the name of a nominee from causing such shares to be voted by such nominee as the trustee or other fiduciary may direct. Such nominee may vote shares as directed by a trustee or other fiduciary without the necessity of transferring the shares to the name of the trustee or other fiduciary.

         SECTION 11.  PROXIES.  A shareholder,  other person entitled to vote on
         ----------   -------
behalf of a  shareholder  pursuant to law,  or  attorney in fact,  may vote such shareholder's shares in person or by proxy.

         A shareholder may appoint a proxy to vote or otherwise act for such shareholder by signing an appointment form, either personally or by such shareholder's attorney-in-fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, telecopy or equivalent reproduction of an appointment form is a sufficient appointment form. An appointment of a proxy is effective when received by the Secretary or


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other  officer  authorized  to  tabulate  votes and is valid for up to 11 months unless a longer period is expressly provided in the appointment form.

         The death or incapacity of a shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

         SECTION 12.  SHAREHOLDER  QUORUM AND  VOTING.  A majority of the shares
         ----------   -------------------------------
entitled to vote,  represented in person or by proxy, shall constitutes a quorum at a meeting of shareholders.

         If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or applicable law requires a greater number of affirmative votes. After a quorum has been established at a shareholders' meeting, a subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

         SECTION 13. VOTING TRUSTS. One or more shareholders may create a voting
         ----------  -------------
trust,  conferring  on a trustee the right to vote or otherwise act for them, by signing an agreement  setting out the provisions of the trust (which may include anything  consistent  with its  purpose)  and  transferring  their shares to the trustee.  When a voting trust  agreement is signed,  the trustee shall prepare a list of the names and  addresses  of all owners of  beneficial  interests in the trust,  together  with the number and class of shares  each  transferred  to the trust,  and  deliver  copies  of the list  and  agreement  to the  Corporation's principal  office.  After  filing  a  copy  of the  list  and  agreement  in the
Corporation's  principal  office,  such copy shall be open to  inspection by any shareholder  of the  Corporation  or any  beneficiary  of the  trust  under  the agreement during business hours.

         A voting trust shall be valid for not more than 10 years after its effective date, provided that all or some of the parties to a voting trust may extend it for additional terms of not more than 10 years each by signing an extension agreement and obtaining the voting trustee's written consent to the extension. An extension is valid for the period set forth therein, up to 10 years, from the date the first shareholder signs the extension agreement. The voting trustee must deliver copies of the extension agreement and list of beneficial owners to the Corporation's principal office. An extension agreement binds only those parties signing it.

         SECTION 14.  SHAREHOLDERS'  AGREEMENTS.  Two or more  shareholders  may
         ----------   -------------------------
provide  for the  manner in which  they will vote  their  shares by  signing  an agreement for that purpose.

         When a shareholders' agreement is signed, the shareholders who are parties thereto shall deliver copies of the agreement to the Corporation's principal office. After filing a copy of the agreement in a Corporation's


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principal  office,  such copy shall be open to inspection by any  shareholder of the Corporation, or any party to the agreement during business hours.


                                   ARTICLE II
                                   ----------

                                    DIRECTORS
                                    ---------

         SECTION 1. GENERAL POWERS.  All corporate  powers shall be exercised by
         ---------  --------------
or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

         SECTION  2.  QUALIFICATIONS  OF  DIRECTORS.  Directors  must be natural
         ----------   -----------------------------
persons  who are  eighteen  years of age or older but need not be  residents  of
Florida or shareholders of this Corporation.

         SECTION 3. NUMBER. The Board of Directors of this Corporation as of the
         ---------  ------
date of adoption of these Bylaws shall  consist of four (4) members.  The number of directors  may be  increased or decreased  from time to time by action of the
Board of  Directors,  but no decrease  shall have the effect of  shortening  the terms of any incumbent director. Directors are elected at each annual meeting of shareholders.

         SECTION 4.  ELECTION  AND TERM.  Each person  named in the  Articles of
         ---------   ------------------
Incorporation  as a member of the initial  Board of Directors  shall hold office until the first  shareholders'  meeting at which directors are elected and until such  person's  successor  shall have been  elected and  qualified or until such person's earlier resignation, removal from office or death.

         At the first annual meeting of shareholders and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which such director is elected and until such director's successor shall have been elected and qualified or until such director's earlier resignation, removal from office or death.

         SECTION 5.  VACANCY ON BOARD.  Any  vacancy  occurring  in the Board of
         ---------   ----------------
Directors,  including  a vacancy  resulting  from an  increase  in the number of directors,  may be filled by the affirmative vote of a majority of the remaining directors,  though  less  than a quorum of the Board of  Directors.  A  director elected to fill a vacancy  shall hold  office  only until the next  election  of directors by the shareholders.

         SECTION 6. REMOVAL OF DIRECTORS BY  SHAREHOLDERS.  The shareholders may
         ---------  -------------------------------------
remove one or more directors with or without cause. A director may be removed by the  shareholders  at a meeting  of  shareholders,  provided  the  notice of the meeting  states  that the  purpose,  or one of the  purposes,  of the meeting is removal of the director.  A  director may be removed only if the number of votes


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cast to remove him  represents  a majority of the votes  entitled to be cast for such removal.

         SECTION 7. COMPENSATION. The Board of Directors shall have authority to
         ---------  ------------
fix the The Board of Directors  shall have authority to fix the  compensation of directors.

         SECTION 8.  PRESUMPTION OF ASSENT. A director of the Corporation who is
         ---------   ---------------------
present at a meeting of the Board of Directors at which action on any  corporate matter is taken shall be presumed to have  assented to the action  taken  unless such  director  votes  against  such action or  abstains  from voting in respect thereto because of an asserted conflict of interests.

         SECTION 9. DIRECTORS' MEETINGS. The Board of Directors may hold regular
         ---------  -------------------
or The Board of Directors may hold regular or special meetings within or outside of the State of Florida. Meetings of the Board of Directors may be called at any time by the President of the Corporation, or by any two directors.

         SECTION  10.  NOTICE  OF  MEETINGS.  Regular  meetings  of the Board of
         -----------   --------------------
Directors may be held without notice of the date,  time, place or purpose of the meetings.  Special  meetings of the Board of  Directors  shall be preceded by at least two days' notice of the date, time and place of the meeting.

         Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         SECTION  11.  WAIVER OF  NOTICE.  Notice  of a meeting  of the Board of
         -----------   -----------------
Directors  need not be given to any director who signs a waiver of notice either before  or after the  meeting.  Attendance  of a  director  at a  meeting  shall constitute  a  waiver  of  notice  of such  meeting  and  waiver  of any and all objections to the place of the meeting,  the time of the meeting,  or the manner in which it has been called or convened,  except when a director states,  at the beginning of the meeting or promptly upon arrival at the meeting,  any objection to the  transaction  of business  because the meeting is not lawfully  called or convened.

         SECTION 12.  QUORUM AND VOTING.  A majority of the number of  directors
         ----------   -----------------
fixed by these Bylaws shall constitute a quorum for the transaction of business.
If a quorum is present when a vote is taken,  the affirmative vote of a majority of directors present shall be the act of the Board of Directors.

         SECTION 13. ACTION BY DIRECTORS WITHOUT A MEETING.  Any action required
         ----------  -------------------------------------
or  permitted  by law to be taken at a meeting of the Board of  Directors or any committee  thereof  may be taken  without a meeting  if such  action is taken in writing signed by all members of the Board or the committee.  The action must be evidenced by one or more written consents describing the action taken and signed by  each  director  or  committee  member, and  shall be effective when the last


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

last director signs the consent, unless the consent specifies a different effective date. The consent signed shall have the effect of a meeting vote and may be described as such in any document.

         SECTION 14. ADJOURNMENTS.  A majority of the directors present, whether
         ----------  ------------
or not a quorum exists, may adjourn any meeting of the Board of Directors or any committee  thereof  to  another  time and  place.  Notice of any such  adjourned meeting  shall be given to the directors who were not present at the time of the adjournment  and,  unless  the  time  and  place of the  adjourned  meeting  are announced at the time of the adjournment, to the other directors.

         SECTION 15. PARTICIPATION BY CONFERENCE TELEPHONE. Members of the Board
         ----------  -------------------------------------
of Directors or any committee thereof may participate in a meeting of such Board by means of a conference telephone or similar communications  equipment by which all persons  participating  in the meeting can hear each other at the same time.
Participation by such means shall constitute presence in person at a meeting.


                                   ARTICLE III
                                   -----------

                                   COMMITTEES
                                   ----------

         SECTION 1. EXECUTIVE AND OTHER COMMITTEES.  The Board of Directors,  by
         ---------  ------------------------------
resolution  adopted by a majority of the full Board of Directors,  may designate from among its members an Executive  Committee and one or more other  committees each of which,  to the extent  provided in such  resolution,  shall have and may exercise all the authority of the Board of  Directors,  except that no committee shall have the authority to:

         (a) Approve or recommend to shareholders actions or proposals required by law to be approved by shareholders.

         (b) Fill vacancies on the Board of Directors or any committee thereof.

         (c) Adopt, amend, or repeal the Bylaws.

         (d) Authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors.

         (e) Authorize or approve the issuance or sale, or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the Board of Directors may authorize a committee (or a senior executive officer of the Corporation) to do so within limits specifically prescribed by the Board of Directors.

         Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board, by resolution adopted in accordance with this Section, may designate one or more directors as alternate members of any


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



such committee who may act in the place and stead of any absent member or members at any meeting of such committee.

         Neither the designation of any such committee, the delegation thereto of authority, nor action by such committee pursuant to such authority shall alone constitute compliance by any member of the Board of Directors not a member of the committee in question with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interest of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.


                                   ARTICLE IV
                                   ----------

                                    OFFICERS
                                    --------

         SECTION  1.  OFFICERS,  ELECTION  AND TERMS OF  OFFICE.  The  principal
         ----------   -----------------------------------------
officers of this  Corporation  shall  consist of a  President,  a  Secretary,  a
Treasurer  and, in the  discretion of the Board of  Directors,  one or more Vice
Presidents, each of whom shall be elected by the Board of Directors at the first meeting of directors immediately following the annual meeting of shareholders of this Corporation,  and shall hold their respective  offices from the date of the meeting at which  elected until the time of the next  succeeding  meeting of the
Board following the annual meeting of the  shareholders.  The Board of Directors shall have the power to elect or appoint,  for such term as it may see fit, such other officers and assistant  officers and agents as it may deem necessary,  and to prescribe such duties for them to perform as it may deem  advisable.  Any two or more  offices may be held by the same  person.  Failure to elect a President,
Vice  President,  Secretary or Treasurer  shall not affect the  existence of the
Corporation.

         SECTION 2.  RESIGNATION AND REMOVAL OF OFFICERS.  An officer may resign
         ---------   -----------------------------------
at any time by delivering notice to the Corporation.  A resignation is effective when the notice is delivered unless the notice specifies a later effective date.
If a resignation is made effective at a later date and the  Corporation  accepts the future  effective  date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors  provides that the successor does not take office until the effective date.

         The Board of Directors may remove any officer at any time with or without cause. Any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer. Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed;
however, election or appointment of an officer or agent shall not of itself create contract rights.

         SECTION 3. VACANCIES. Any vacancy, however occurring, in any office may
         ---------  ---------
be. Any vacancy,  however occurring, in any office may be filled by the Board of
Directors.


                                       9



         SECTION  4.  CHAIRMAN  OF THE  BOARD.  The  Chairman  of the  Board  of
         ----------   -----------------------
Directors shall preside at all meetings of the Board of Directors and shall have such other duties and  responsibilities as may be delegated from time to time by the Board of Directors  pursuant to resolutions  duly adopted in accordance with these Bylaws.

         SECTION  5.  PRESIDENT.  The  President  shall be the  chief  executive
         ----------   ---------
officer of the  Corporation  and,  subject to the  direction of and  limitations imposed by the Board of  Directors,  shall have general  charge of the business, affairs and property of the Corporation and general  supervision  over its other officers  and  agents.  The  President  shall  preside  at all  meetings  of the shareholders  and, in the absence of the  Chairman of the Board,  at meetings of the Board of  Directors.  The  President,  unless some other person is thereunto expressly  authorized by  resolution  of the Board of Directors,  shall sign all certificates of stock, execute all contracts, deeds, notes, mortgages, bonds and other  instruments  and papers in the name of the Corporation and on its behalf;
subject, however, to the control, when exercised, of the Board of Directors. The
President  shall, at each annual  meeting,  present a report of the business and affairs of the  Corporation.  The  President  shall have the power to employ and terminate the employment of all such subordinate  officers,  agents,  clerks and other  employees  not herein  provided  to be  selected  by the  Board,  as such
President may find  necessary to transact the business of the  Corporation,  and shall have the right to fix the compensation thereof.

         SECTION  6.  VICE  PRESIDENT.  One  or  more  Vice  Presidents  may  be
         ----------   ---------------
designated  by that  title or such  additional  title or  titles as the Board of
Directors may determine. A Vice President shall have the powers and perform such duties as may be delegated to such Vice President by the Board of Directors,  or in the  absence  of such  action by the  Board,  then by the  President.  A Vice
President  (in such  order of  seniority  as may be  determined  by the Board of
Directors,  if any) shall,  except as may be expressly  limited by action of the
Board of Directors,  perform the duties and exercise the powers of the President during  the  absence  or  disability  of  the  President;  and,  in  such  case, concurrently  with the President,  shall at all times have the power to sign all certificates of stock, execute all contracts, deeds, notes, mortgages, bonds and other  instruments  and documents in the name of the  Corporation  on its behalf which the  President  is  authorized  to do,  but  subject  to the  control  and authority at all times of the Board of Directors.  A Vice  President  also shall have such powers and perform such duties as usually pertain to such office or as are properly required by the Board of Directors.

         SECTION 7.  SECRETARY.  The  Secretary  shall  keep the  minutes of all
         ---------   ---------
meetings of the shareholders and the Board of Directors in a book or books to be kept for such purposes, and also, when so requested, the minutes of all meetings of  committees  in a book or books to be kept for such  purposes.  The Secretary shall attend to giving and serving of all notices, and such Secretary shall have charge of all books and  papers of the  Corporation,  except  those  hereinafter directed  to be in charge of the  Treasurer,  or except as  otherwise  expressly directed  by the  Board  of  Directors.  The  Secretary  shall  keep  the  stock certificate  book or books.  The Secretary shall be the custodian of the seal of the Corporation. The Secretary shall sign with the President all certificates of stock as the Secretary of this Corporation and as Secretary affix or cause to be affixed thereto the seal of the Corporation. The Secretary may sign as Secretary


                                       10


of the Corporation, with the President in the name of the Corporation and on its behalf, all contracts, deeds, mortgages, bonds, notes and other papers, instruments and documents, except as otherwise expressly provided by the Board of Directors, and as such, the Secretary shall affix the seal of the Corporation thereto when required thereby. Under the direction of the Board of Directors, or the President, the Secretary shall perform all the duties usually pertaining to the office of Secretary; and such Secretary shall perform such other duties as may be prescribed by the Board of Directors or the President.

         SECTION 8.  TREASURER.  The Treasurer shall have the custody of all the
         ---------   ---------
funds and securities of the Corporation  except as may be otherwise  provided by the Board of Directors,  and the Treasurer  shall make such  disposition  of the funds and other assets of the  Corporation  as such Treasurer may be directed by the Board of Directors. The Treasurer shall keep or cause to be kept a record of all money received and paid out, and all vouchers and receipts  given  therefor, and all other  financial  transactions of the  Corporation.  The Treasurer shall have general charge of all financial books, vouchers and papers belonging to the
Corporation or pertaining to its business. The Treasurer shall render an account of the  Corporation's  funds at the  first  meeting  of the  Board of  Directors immediately  following the annual meeting of shareholders  of this  Corporation, and at such  other  meetings  as  such  Treasurer  may be  requested,  and  such
Treasurer shall make an annual statement of the finances of the Corporation.  If at any time there is a person designated as Comptroller of the Corporation,  the
Treasurer  may  delegate  to such  Comptroller  such duties and powers as to the
Treasurer may seem proper.  The Treasurer shall perform such other duties as are usually incident by law or otherwise to the office of the Treasurer, and as such
Treasurer  may  be  directed  or  required  by the  Board  of  Directors  or the
President.

         SECTION  9.  DELEGATION  OF  DUTIES.  In the  case  of the  absence  or
         ----------   ----------------------
disability  of any  officer of the  Corporation,  or in case of a vacancy in any office or for any other reason that the Board of Directors may deem  sufficient, the Board of  Directors,  except as otherwise  provided by law, may delegate the powers or duties of any officer during the period of such  officer's  absence or disability to any other officer or to any director.


                                    ARTICLE V
                                    ---------

                               STOCK CERTIFICATES
                               ------------------

         SECTION 1. ISSUANCE.  Every holder of shares in this Corporation  shall
         ---------  --------
be entitled to have a certificate,  representing all shares to which such holder is entitled.  No  certificate  shall be issued for any share until such share is fully paid.

         SECTION 2. SIGNATURES;  FORM. Certificates  representing shares in this
         ---------  -----------------
Corporation  shall  be  signed  by the  President  or a Vice  President  and the
Secretary  or an  Assistant  Secretary  and may be sealed  with the seal of this
Corporation  or a facsimile  thereof.  The  signatures  of the President and the
Secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar,  other than the Corporation itself or an employee of the Corporation.  In case any officer who signed or whose facsimile signature


                                       11


has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of its issuance.

         Every certificate representing shares which are restricted as to the sale, disposition or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize such restrictions upon the certificate. Alternatively, each certificate may state conspicuously that the Corporation will furnish to any shareholder upon request and without charge a full statement of such restrictions.

         SECTION 3. TRANSFER OF STOCK.  Shares of stock of the Corporation shall
         ---------  -----------------
be  transferred  on the  books of the  Corporation  only upon  surrender  to the
Corporation of the  certificate or  certificates  representing  the shares to be transferred  accompanied  by an  assignment  in writing of such shares  properly executed by the  shareholder of record or his duly  authorized  attorney in fact and with all taxes on the transfer  having been paid. The Corporation may refuse any requested  transfer until  furnished  evidence  satisfactory to it that such transfer is proper.  Upon the surrender of a certificate  for transfer of stock, such certificate  shall be marked on its face "Canceled." The Board of Directors
may  make  such  additional   rules   concerning  the  issuance,   transfer  and
registration of stock as it deems appropriate.

         If any holder of any stock of the Corporation shall have entered into an agreement with any other holder of any stock of the Corporation or with the Corporation, or both, relating to a sale or sales or transfer of any shares of stock of the Corporation, or wherein or whereby any restriction or condition is imposed or placed upon or in connection with the sale or transfer of any share of stock of the Corporation, and if a duly executed or certified copy thereof shall have been filed with the Secretary of the Corporation, none of the shares of stock covered by such agreement or to which it relates, of any such contracting shareholder, shall be transferred upon the books of the Corporation until there has been filed with the Secretary of the Corporation evidence satisfactory to the Secretary of the Corporation of compliance with such agreement, and any evidence of any kind or quality, of compliance with the terms of such agreement which the Secretary deems satisfactory or sufficient shall be conclusive upon all parties interested; provided, however, that neither the Corporation nor any director, officer, employee or transfer agent thereof shall be liable for transferring or effecting or permitting the transfer of any such shares of stock contrary to or inconsistent with the terms of any such agreement, in the absence of proof of willful disregard thereof or fraud, bad faith or gross negligence on the part of the party to be charged; provided, further, that the certificate of the Secretary, under the seal of the Corporation, bearing the date of its issuance by the Secretary, certifying that such an agreement is or is not on file with the Secretary, shall be conclusive as to such fact so certified for a period of five days from the date of such certificate, with respect to the rights of any innocent purchaser or transferee for value of any such shares without actual notice of the existence of any restrictive agreement.


                                       12


         SECTION 4. LOST CERTIFICATES. Any shareholder claiming a certificate of
         ---------  -----------------
stock to be lost or destroyed  shall make  affidavit or  affirmation of the fact and the fact that such  shareholder  is the owner and holder  thereof,  and give notice  of the  loss or  destruction  of same in such  manner  as the  Board  of
Directors  may require,  and shall give the  Corporation  a bond of indemnity in form,  and with one or more  sureties  satisfactory  to the Board of  Directors, payable as may be required by the Board of Directors to protect the  Corporation and any person injured by the issuance of the new certificate from any liability or  expense  which it or they may incur by reason  of the  original  certificate remaining  outstanding,  whereupon  the  President or a Vice  President  and the
Secretary or an Assistant  Secretary may cause to be issued a new certificate in the same tenor as the one alleged to be lost or destroyed, but always subject to approval of the Board of Directors.


                                   ARTICLE VI
                                   ----------

                                  DISTRIBUTIONS
                                  -------------

         The Board of Directors may, from time to time, declare distributions to the Corporation's shareholders in cash, property, or shares of the Corporation, unless the distribution would (i) cause the Corporation to be unable to pay its debts as they become due in the usual course of business, or (ii) cause the Corporation's assets to be less than its liabilities plus the amount necessary, if the Corporation were dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution. The shareholders and the Corporation may enter into an agreement requiring the distribution of corporate profits, subject to the provisions of Florida law.

                                   ARTICLE VII
                                   -----------

                        CORPORATE RECORDS; SHAREHOLDERS'
                    INSPECTION RIGHTS; FINANCIAL INFORMATION
                    ----------------------------------------


         SECTION 1.  CORPORATE RECORDS.
         ---------   -----------------

         The Corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by committees of the Board of Directors on behalf of the Corporation.

         The Corporation shall maintain accurate accounting records and a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.


                                       13


         The Corporation shall keep copies of: its Articles of Incorporation and all amendments thereto and restatements thereof currently in effect; these Bylaws or restated Bylaws and all amendments currently in effect; resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; the minutes of all shareholders' meetings and records of all actions taken by shareholders without a meeting for the past three years; written communications to all shareholders generally or all shareholders of a class of series within the past three years, including the financial statements furnished for the last three years; a list of names and business street addresses of its current directors and officers; and its most recent annual report delivered to the Department of State.

         D. The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

         SECTION  2.  SHAREHOLDERS'  INSPECTION  RIGHTS.  Shareholder  shall  be
         ----------   ---------------------------------
entitled to inspect and copy, during regular business hours at the Corporation's principal  office,  any of the corporate  records described in Section 1 of this
Article if the shareholder gives the Corporation written notice of the demand at least five  business days before the date on which he wishes to inspect and copy the records.

         Shareholder shall be entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation if the shareholder gives the Corporation written notice of this demand at least five (5) business days before the date on which the Shareholder wishes to inspect and copy, provided (a) the demand is made in good faith and for a proper purpose, (b) the shareholder describes with reasonable particularity the purpose and the records he desires to inspect, and
(c) the records are directly connected with the purpose: (i) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board on behalf of the Corporation; (ii) accounting records; (iii) the record of shareholders;
and (iv) any other books and records of the Corporation.

         This Section 2 does not affect the right of a shareholder to inspect and copy the shareholders' list described in Section 9 of Article I, if the shareholder is in litigation with the Corporation to the same extent as any other litigant or the power of a court to compel the production of corporate records for examination.

         The Corporation may deny any demand for inspection if the demand was made for an improper purpose, or if the demanding shareholder has within the two
(2) years preceding such demand, sold or offered for sale any list of shareholders of the Corporation or of any other corporation, has aided or abetted any person in procuring any list of shareholders for that purpose, or has improperly used any information secured through any prior examination of the records of the Corporation or any other corporation.


                                       15


         SECTION 3.  FINANCIAL STATEMENTS FOR  SHAREHOLDERS.  Unless modified by
         ---------   --------------------------------------
resolution  of the  shareholders  within 120 days after the close of each fiscal year,  the  Corporation  shall furnish its  shareholders  with annual  financial statements  which may be consolidated or combined  statements of the Corporation and one or more of its  subsidiaries,  as  appropriate,  that  include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial  statements are prepared for the Corporation on the basis of generally accepted  accounting  principles,  the annual financial statements must also be prepared on that basis.

         If the annual financial statements are reported upon by a public accountant, such public accountant's report must accompany them. If not, the statements must be accompanied by a statement of the President or the person responsible for the Corporation's accounting records stating his or her reasonable belief that the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation and describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

         The Corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the Corporation to prepare its financial statements. Thereafter, on written request from a shareholder who was not mailed the statements, the Corporation shall mail him the latest annual financial statements.

         SECTION  4.  OTHER  REPORTS  TO   SHAREHOLDERS.   If  the   Corporation
         ----------   ---------------------------------
indemnifies  or advances  expenses to any director,  officer,  employee or agent otherwise than by court order or action by the  shareholders  or by an insurance carrier  pursuant to insurance  maintained by the  Corporation,  the Corporation shall report the  indemnification or advance in writing to the shareholders with or before the notice of the next annual  shareholders'  meeting, or prior to the meeting if the  indemnification or advance occurs after the giving of the notice but prior to the time the annual  report  shall  include a statement  paid,  the amounts  paid,  and the nature of such payment of the  litigation  or threatened litigation.

         If the Corporation issues or authorizes the issuance of shares for promises to perform services in the future, the Corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the Corporation, with or before the notice of the next shareholders' meeting.

                                  ARTICLE VIII
                                  ------------

                                 INDEMNIFICATION
                                 ---------------

         SECTION  1.  DEFINITIONS.  For  purposes  of  this  Article  VIII,  the
         ----------   -----------
following terms shall have the meanings hereafter ascribed to them:


                                       15


         (a)  "Agent" includes a volunteer.

         (b) "Corporation" includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee, or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, is in the same position with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         (c)  "Expenses" includes counsel's fees, including those for appeal.

         (d) "Liability" includes obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and Expenses actually and reasonably incurred with respect to a Proceeding.

         (e) "Proceeding" includes any threatened, pending, or completed action, suit, or other type of proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

         (f) "Serving at the Request of the Corporation" includes any service as a director, officer, employee, or agent of the Corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries.

         (g) "Not Opposed to the Best Interest of the Corporation" describes the actions of a person who acts in good faith and in a manner he reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.

         (h) "Other Enterprise" includes employee benefit plans.

         SECTION  2.  INDEMNIFICATION  OF  OFFICERS,  DIRECTORS,  EMPLOYEES  AND
         ----------   ----------------------------------------------------------
AGENTS.
------

         A. The Corporation shall have power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the Corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner in which he reasonably believed to be in, or not opposed to, the best


                                       16




interest of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         B. The Corporation shall have power to indemnify any person, who was or is a party to any proceeding by or in the right of the  Corporation to procure a judgment  in its  favor  by  reason  of the fact  that he is or was a  director, officer,  employee  or  agent of the  Corporation  or is or was  serving  at the request of the Corporation as a director,  officer, employee or agent of another corporation,  partnership,  joint venture,  trust, or other enterprise,  against expenses and amounts paid in settlement  not  exceeding,  in the judgment of the
Board of  Directors,  the  estimated  expense of  litigating  the  proceeding to conclusion,  actually and reasonably  incurred in connection with the defense or
settlement   of  such   proceeding,   including   any   appeal   thereof.   Such
indemnification  shall be authorized if such person acted in good faith and in a manner he reasonably  believed to be in, or not opposed to, the best interest of the Corporation,  except that no indemnification shall be made in respect of any claim,  issue,  or matter as to which such person shall have been adjudged to be liable unless,  and only to the extent that, the court in which such  proceeding was brought, or any other court of competent jurisdiction,  shall determine upon application  that,  despite the  adjudication  of liability  that in view of all circumstances  of the case,  such  person is fairly and  reasonably  entitled to indemnity for such expenses which such court shall deem proper.

         C. To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in the defense of any proceeding referred to in subsection A or subsection B, or in the defense of any claim, issue, or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

         D. Any indemnification under subsection A or subsection B, unless pursuant to determination by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth herein. Such determination shall be made:

              1. By the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to such proceeding;

              2. If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

              3.   By independent legal counsel:

                   a.  Selected by the Board of Directors or the committee;


                                       17


                   b. If a quorum of the directors cannot be obtained and a committee cannot be designated, selected by majority vote of the full Board of Directors (in which directors who are parties may participate);

              4. By the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

         E. Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible. However, if the determination of permissibility is made by independent legal counsel, persons designated by independent legal counsel shall evaluate the reasonableness of expenses and may authorize indemnification.

         F. Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the Corporation in advance of the final disposition of the such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the Corporation pursuant to this section. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the Board of Directors deems appropriate.

         G.   The  indemnification and advancement of expenses provided pursuant to this Article are not  exclusive,  and the  Corporation  may make any other or further  indemnification  or  advancement  of expenses of any of its  directors,
officers,   employees,   or  agents,  under  any  bylaw,   agreement,   vote  of
shareholders, or disinterested directors, or otherwise, both as to action in his official  capacity  and as to action in  another  capacity  while  holding  such office. However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final  adjudication  establishes  that his actions,  or  omissions to act,  were material to the cause of action so adjudicated and constitute:

              1. A violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

              2. A transaction from which the director, officer, employee, or agent derived an improper personal benefit;

              3. In the case of a director, a circumstance under which the liability provisions of Section 607.0834, Florida Statutes, are applicable; or

              4. Willful misconduct or a conscious disregard for the best interests of the Corporation in a proceeding by or in the right of the Corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.


                                       18


         H. Indemnification and advancement of expenses as provided in this Article shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

         I.   Notwithstanding   the  failure  of  the   Corporation  to  provide
indemnification,  and despite any contrary  determination of the Board or of the shareholders in the specific case, a director, officer, employee or agent of the
Corporation who is or was a party to a proceeding may apply for  indemnification or advancement of expenses, or both, to the court conducting the proceeding,  to the Circuit Court, or to another court of competent jurisdiction.  On receipt of an application,  the court, after giving any notice that it considers necessary, may order  indemnification  and  advancement  of  expenses,  including  expenses incurred in seeking court ordered indemnification or advancement of expenses, if it determines that:

              1. The director, officer, employee or agent is entitled to mandatory indemnification in which case the court shall also order the Corporation to pay the director reasonable expenses incurred in obtaining court ordered indemnification or advancement of expenses;

              2. The director, officer, employee or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the Corporation of its power; or

              3. The director, officer, employee or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth herein.


                                   ARTICLE IX
                                   ----------

                               GENERAL PROVISIONS
                               ------------------

         SECTION 1. FISCAL YEAR. The fiscal year of the Corporation  shall begin
         ---------  -----------
on the first day of July and end on the last day of June in each year.

         SECTION 2. SEAL.  The Board of Directors in its  discretion may adopt a
         ---------  ----
seal for the  Corporation in such form as may be determined from time to time by the Board of Directors.

         SECTION 3. AMENDMENT OF BYLAWS.  The Board of Directors  shall have the
         ---------  -------------------
power to repeal, alter, amend, and rescind these Bylaws.


                                       19



                             CERTIFICATE OF ADOPTION

                  I hereby certify that the foregoing Bylaws were duly adopted pursuant to written consent of the shareholders of the Corporation dated as of June 28, 1999.


                                        /s/ Marshall S. Harris
                                    --------------------------------------------
                                       Marshall S. Harris
                                       Secretary of the Corporation




                                       20
